POWER OF ATTORNEY


CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the principal, you give the person whom you choose (your agent) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. Important Information for the Agent at the end of this document describes your agents responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a health Care Proxy to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

I, John R. Chrin, hereby authorize and appoint Alan P. Eggleston,
Thomas E. Lavery, Michele M. Weber, Peter J. Cunningham and
Monte N. Redman, or any one of them acting as agent and attorney-in-fact, with full power of substitution, to:

	(1) prepare and sign on my behalf any Form 3, Form 4, or Form 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and file the same with the Securities Exchange Commission, NYSE and each stock exchange on which Astoria Financial Corporations common stock or other securities are listed, as required by law;

	(2) prepare and sign on my behalf any Form 144 pursuant to the Securities Act of 1933, as amended, and file the same with the Securities Exchange Commission, NYSE and each stock exchange on which Astoria Financial Corporations common stock or other securities are listed, as required by law; and

	(3) do anything else necessary or proper in connection with the foregoing.

This Power of Attorney shall remain in effect as long as I am an affiliate of Astoria Financial Corporation, and shall not be affected by my subsequent disability or incompetence.

SIGNATURE AND ACKNOWLEDGMENT:

In Witness Whereof I have hereunto signed my name on December 16, 2009.

PRINCIPAL signs here: /s/ John R. Chrin


ACKNOWLEDGMENT

STATE OF NEW YORK	)
				)SS.:
COUNTY OF NASSAU	)

On the 16 day of December, in the year 2009, before me, the undersigned, personally appeared John R. Chrin, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

				/s/ Marygrace Farruggia
				Notary Public

				Marygrace Farruggia
				Notary Public, State of New York
				No. 4998931
				Qualified in Suffolk County
				Commission Expires 7/13/2010













IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principals best interest;
(2)	avoid conflicts that would impair your ability to act in the principals best interest;
(3)	keep the principals property separate and distinct from any
assets you own or control, unless otherwise permitted by law;
(4)	keep a record or all receipts, payments, and transactions
conducted for the principal; and
(5)	disclose your identity as an agent whenever you act for the
principal by writing or printing the principals name and signing your own name as agent in either of the following manner:
(Principals Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principals Name).

You may not use the principals assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principals best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principals guardian if one has been appointed.
If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New Yorks General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.






AGENTS SIGNATURE AND ACKNOWLEDGMENT OF APPOINTMENT:

It is not required that the principal and the agent(s) sign at the same time, nor that multiple agents sign at the same time.

We, Alan P. Eggleston, Thomas E. Lavery, Michele M. Weber,
Peter J. Cunningham and Monte N. Redman, have read the foregoing
Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

Agent(s) sign(s) here:  /s/ Alan p. Eggleston	Date: 	12/16/09
				Alan P. Eggleston

			/s/ Thomas E. Lavery	Date: 	12/16/09

				Thomas E. Lavery

			/s/ Michele M. Weber	Date: 	12/16/09

				Michele M. Weber

			/s/ Peter J. Cunningham	Date: 	12/16/09

				Peter J. Cunningham

			/s/ Monte N. Redman	Date: 	12/16/09

				Monte N. Redman

ACKNOWLEDGMENT

STATE OF NEW YORK	)
				)SS.:
COUNTY OF NASSAU	)

On the 16 day of December, in the year 2009, before me, the undersigned, personally appeared Alan P. Eggleston, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

				/s/ Marygrace Farruggia
				Notary Public
				Marygrace Farruggia
				Notary Public, State of New York
				No. 4998931
				Qualified in Suffolk County
				Commission Expires 7/13/2010





ACKNOWLEDGMENT

STATE OF NEW YORK	)
				)SS.:
COUNTY OF 	NASSAU	)

On the 16 day of December, in the year 2009, before me, the undersigned, personally appeared Thomas E. Lavery, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

				/s/ Marygrace Farruggia
				Notary Public
				Marygrace Farruggia
				Notary Public, State of New York
				No. 4998931
				Qualified in Suffolk County
				Commission Expires 7/13/2010

ACKNOWLEDGMENT

STATE OF NEW YORK	)
				)SS.:
COUNTY OF NASSAU	)

On the 16 day of December, in the year 2009, before me, the undersigned, personally appeared Michele M. Weber, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

				/s/ Marygrace Farruggia
				Notary Public
				Marygrace Farruggia
				Notary Public, State of New York
				No. 4998931
				Qualified in Suffolk County
				Commission Expires 7/13/2010






ACKNOWLEDGMENT

STATE OF NEW YORK	)
				)SS.:
COUNTY OF 	NASSAU	)

On the 16 day of December, in the year 2009, before me, the undersigned, personally appeared Peter J. Cunningham, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

				/s/ Marygrace Farruggia
				Notary Public
				Marygrace Farruggia
				Notary Public, State of New York
				No. 4998931
				Qualified in Suffolk County
				Commission Expires 7/13/2010

ACKNOWLEDGMENT

STATE OF NEW YORK	)
				)SS.:
COUNTY OF 	NASSAU		)

On the 16 day of December, in the year 2009, before me, the undersigned, personally appeared Monte N. Redman, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

				/s/ Marygrace Farruggia
				Notary Public
				Marygrace Farruggia
				Notary Public, State of New York
				No. 4998931
				Qualified in Suffolk County
				Commission Expires 7/13/2010